united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew B. Rogers, Gemini Fund Services, LLC.

80 Arkay Drive,Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

The FX Strategy Fund

Annual Report

December 31, 2016

 1-855-397-8728

 www.fxstrategyfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The FX Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

The FX Strategy Fund – Shareholder Annual Report for 2016

Dear Shareholders,

Below we present you with The FX Strategy Fund’s (the “Fund”) Annual Report for 2016.

For the year ended December 31, 2016, the Fund’s Class I Shares (FXFIX) posted a solid return of 9.22%. Before any load, the Class A shares (FXFAX) had a return of 9.53% and a return of 3.25% after the load over the same period. These returns did not outperform the S&P 500 Index of 11.96%, but were well ahead of the more relevant benchmark of the Citigroup 3-month T-bill, which rose 0.27% for 2016.

The Fund’s core philosophy is to capture opportunities across the globe focused on currency markets. We utilize the FX model, developed by P/E Investments, which approaches investing by analyzing multiple fundamental factors and employing Bayesian statistical processes to pinpoint long and short positions in the world’s currencies. Factors that are carefully analyzed include inflation, interest rates across markets, interest rate acceleration and movement, yield curve characteristics, and liquidity conditions such as credit spreads, swap spreads, volatility of currencies, capital flows and correlation between short-term rates and currency returns. By attempting to predict returns and volatilities for currencies around the world and then optimizing potential investments based on risk/reward trade-offs, we look to generate consistently satisfying absolute returns.

The FX Strategy relies on dynamic statistical analyses of global macroeconomic and financial factors. Currently, three main factors have driven the fund; 1) long term rate differentials, where countries with higher 10 year yields are more attractive, 2) short term rate differentials, which make countries with higher one month rates more attractive, and 3) capital flows, where currencies that are not over-owned by speculators, or otherwise crowded, are more attractive. These translate into our positioning that is long the U.S. dollar and short the Japanese Yen and European currencies.

For much of 2016, the Fund was bullish on the U.S. Dollar versus Euro and commodities currencies. Our largest position during the year was short Euro and long dollar. The European Central Bank (ECB) has implemented aggressive monetary easing policies while the U.S. Federal Reserve (Fed) slowed down the timing of expected rate increases last year, but is still on a path to higher rates. Our positioning also benefitted from the downward pressure in the Japanese Yen as the Bank of Japan moved to negative rates territory for the first time in January 2016. In addition, the yen moved notably down (along with most currencies) as part of the Trump dollar rally, which was helped along when the Fed raised rates in December.

In addition to the largest positions against the Euro and Yen, there were other smaller bets in place favoring the U.S. Dollar against the Canadian Dollar. In general, the Fund performed well through last year, taking huge advantage from positioning against the Euro and Yen. We also had other notable gains from smaller exposures against the Canadian Dollar. These gains more than offset a modest loss from positions against the Australian Dollar, and a few other currencies.

Thank you for being a shareholder of The FX Strategy Fund.

Sincerely,

Traub Capital Management

5087-NLD-02/01/2017

THE FX STRATEGY FUND
Performance of a $10,000 Investment (Unaudited)
December 31, 2016

The Fund’s performance figures+ for the periods ended December 31, 2016, compared to its benchmarks:

	One Year	Annualized Three Year	Annualized Five Year	Annualized Since Inception – Class I*	Annualized Since Inception – Class A**
The FX Strategy Fund Class I	9.22%	16.10%	5.88%	5.20%
The FX Strategy Fund Class A
Without sales charge	9.53%	16.17%	5.92%		7.40%
With sales change	3.25%	13.92%	4.67%		6.23%
S&P 500 Index ***	11.96%	8.87%	14.66%	11.82%	13.64%
Citigroup 3-Month Treasury Bill Index ***	0.27%	0.11%	0.09%	0.09%	0.09%

*	Class I commenced operations on February 25, 2011.

**	Class A commenced operations on August 3, 2011.

***	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

****	The Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury Bill issues. Investors cannot invest directly in an index or benchmark.

+	Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. As of the most recent prospectus, dated May 1, 2016, the Fund’s total gross annual operating expenses before waiver, including underlying funds, are 2.07% for Class I and 1.79% for Class A. See the financial highlights for current expense ratios. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-397-8728.

Portfolio Composition as of December 31, 2016:

Percent of Net Assets
Private Investment Funds	43.0%
Mutual Funds	19.3%
Money Market Fund	13.0%
Exchange Traded Funds	12.8%
Other Assets Less Liabilities	11.9%
Total	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

THE FX STRATEGY FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 12.8%
	DEBT FUNDS - 12.8%
243	iShares Floating Rate Bond ETF	$12,327
35,532	PIMCO Enhanced Short Maturity Active ETF	3,600,458
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,599,574)	3,612,785

	MUTUAL FUNDS - 19.3%
	DEBT FUNDS - 19.3%
299,401	Fidelity Conservative Income Bond Fund - Institutional Class	3,002,994
235,986	Vanguard Short-Term Bond Index Fund - Institutional Shares	2,461,329
	TOTAL MUTUAL FUNDS (Cost $5,470,769)	5,464,323

	PRIVATE INVESTMENT FUNDS - 43.0%
3,392	FX Strategy LLC *	5,883,411
3,221	P/E Funds Ltd. - The Global Aggressive Fund Class F2 *	6,269,672
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $8,085,897)	12,153,083

	SHORT-TERM INVESTMENT - 13.0%
	MONEY MARKET FUND - 13.0%
3,672,129	Dreyfus Cash Advantage Fund, 0.42% + (Cost $3,672,129)	3,672,129

	TOTAL INVESTMENTS - 88.1% (Cost $20,828,369) (a)	$24,902,320
	OTHER ASSETS LESS LIABILITIES - 11.9%	3,360,227
	NET ASSETS - 100.00%	$28,262,547

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,918,572 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$16,490
Unrealized depreciation:	(32,742)
Net unrealized depreciation:	$(16,252)

*	Non-Income producing security.

+	Money market fund; interest rate reflects seven-day yield on December 31, 2016.

Unrealized Depreciation
SWAP CONTRACT *

The Societe Generale, S.A. (London) Total Return Swap provides exposure to the daily, total returns of a Reference Index calculated using the performance of the P/E (Investments) FX Strategy Index (standard). The Societe Generale/PE FX Strategy swap features a basket of currency trades managed by P/E Investments in coordination with Societe Generale (Newedge) UK, Ltd. According to the terms of the swap, The FX Strategy Fund may reset the notional value or the trading level of the Societe Generale, S.A./PE Total Return Swap as frequently as daily on a T+1 basis. The swap pays a financing fee of 50bps and is subject to a minimum charge of $4,000 monthly, which is accrued daily and paid monthly. The swap became effective on January 7, 2016 and has an open-ended maturity but can be terminated by either party. (Initial Notional Value was $10,200,000)
Total Net Unrealized Depreciation on Swap Contract	$(15,815)

See accompanying notes to financial statements.

THE FX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments in Securities at Fair Value (identified cost $20,828,369)	$24,902,320
Cash held as Collateral for Swaps	2,400,000
Receivable for Securities Sold	900,000
Receivable for Fund Shares Sold	36,900
Dividends and Interest Receivable	12,503
Deposit with Brokers for Futures Contracts	6,137
Receivable from Administrator	39,693
Prepaid Expenses and Other Assets	33,169
Total Assets	28,330,722

Liabilities:
Net Unrealized Depreciation on Swap Contracts	15,815
Accrued Advisory Fees Payable	12,337
Payable to Related Parties	7,915
Accrued Expenses and Other Liabilities	32,108
Total Liabilities	68,175

Net Assets	$28,262,547

Composition of Net Assets:

At December 31, 2016, Net Assets consisted of:
Paid-in-Capital	$26,335,175
Accumulated Undistributed Net Investment Income	2,414,917
Accumulated Net Realized Loss From Security Transactions, Futures Contracts and swap	(4,545,681)
Net Unrealized Appreciation(Depreciation) on:
Investments	4,073,951
Swap	(15,815)
Net Assets	$28,262,547

Class I Shares:
Net Assets (Unlimited shares of no par value interest authorized: 2,605,936 shares of beneficial interest outstanding)	$28,087,089

Net Asset Value, Offering and Redemption Price per Share
($28,087,089/2,605,936 shares of beneficial interest outstanding)	$10.78

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized; 16,244 shares of beneficial interest outstanding)	$175,458

Net Asset Value and Redemption Price per Share
($175,458/16,244 shares of beneficial interest outstanding)	$10.80

Offering Price Per Share ($10.80/0.9425)	$11.46

See accompanying notes to financial statements.

THE FX STRATEGY FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividend Income	$119,101
Interest Income	13,614
Total Investment Income	132,715

Expenses:
Investment Advisory Fees	266,252
Distribution Fees (12b-1) - Class I	60,175
Transfer Agent Fees	48,373
Administration Fees	42,881
Registration & Filing Fees	37,858
Fund Accounting Fees	33,764
Non 12b-1 Shareholder Service Fees	26,031
Audit Fees	21,125
Chief Compliance Officer Fees	18,346
Legal Fees	16,501
Trustees’ Fees	11,418
Printing Expense	9,589
Custody Fees	8,958
Miscellaneous Expenses	545
Total Expenses	601,816
Less: 12b-1 Fees Waived - Class I	(60,175)
Investment Advisory Fees Waived by the Adviser	(133,126)
Net Expenses	408,515

Net Investment Loss	(275,800)

Net Realized and Unrealized Gain/(Loss) on Investments, Futures and Swap Contracts:
Net Realized Gain/(Loss) on:
Investments	(285,176)
Futures Contracts	(133,775)
Distributions of Realized Gains from Underlying Investment Companies	212
Swap Contracts	1,266,014
Total Net Realized Gain	847,275
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	1,520,382
Futures Contracts	(102,756)
Swap Contracts	(15,815)
Total Net Change in Unrealized Appreciation	1,401,811
Net Realized and Unrealized Gain on Investments, Futures and Swap Contracts	2,249,086
Net Increase in Net Assets Resulting From Operations	$1,973,286

See accompanying notes to financial statements.

THE FX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

		For The Year
	For The Year	Ended
	Ended	December 31, 2015
	December 31, 2016	Consolidated
Operations:
Net Investment Loss	$(275,800)	$(1,787,682)
Net Realized Gain/(Loss) on Investments, Futures Contracts, and Swap Contracts	847,063	7,263,758
Distributions of Realized Gains from Underlying Investment Companies	212	3,833
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, and Swap Contracts	1,401,811	(1,673,333)
Net Increase in Net Assets Resulting From Operations	1,973,286	3,806,576

Distributions to Shareholders From:
Class I
Net Realized Gains ($0.00 and $1.66 per share, respectively)	—	(3,322,281)
Return of Capital ($0.00 and $0.52 per share, respectively)	—	(1,039,528)
	—	(4,361,809)

Class A
Net Realized Gains ($0.00 and $1.66 per share, respectively)	—	(727,955)
Return of Capital ($0.00 and $0.52 per share, respectively)	—	(227,774)
	—	(955,729)

Total Distributions to Shareholders	—	(5,317,538)

From Shares of Beneficial Interest Transactions:
Class I Shares
Proceeds from Shares Issued (1,006,383 and 1,318,580 shares, respectively)	9,476,095	14,876,449
Distributions Reinvested (0 and 434,255 shares, respectively)	—	4,225,309
Cost of Shares Redeemed (1,014,511 and 1,629,714 shares, respectively)	(9,175,959)	(19,028,034)
Total From Shares of Beneficial Interest Transactions	300,136	73,724

Class A Shares
Proceeds from Shares Issued (10,138 and 15,812 shares, respectively)	94,113	188,662
Distributions Reinvested (0 and 4,383 shares, respectively)	—	42,641
Cost of Shares Redeemed (435,159 and 1,071,166 shares, respectively)	(4,260,604)	(12,605,159)
Total From Shares of Beneficial Interest Transactions	(4,166,491)	(12,373,856)

Total Decrease in Net Assets From Shares of Beneficial Interest Transactions	(3,866,355)	(12,300,132)

Total Decrease in Net Assets	(1,893,069)	(13,811,094)

Net Assets:
Beginning of Year	30,155,616	43,966,710
End of Year	$28,262,547	$30,155,616

Accumulated Undistributed Net Investment Income at End of Year	$2,414,917	$2,218,974

See accompanying notes to financial statements.

THE FX STRATEGY FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the years presented.

		For the		For the		For the		For the
	For the	Year Ended		Year Ended		Year Ended		Year Ended
	Year Ended	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
	December 31, 2016	Consolidated		Consolidated		Consolidated		Consolidated
Class I
Net Asset Value, Beginning of Year	$9.87	$11.04		$8.43		$9.13		$10.11
Decrease From Operations:
Net investment loss (a)	(0.09)	(0.56)		(0.25)		(0.14)		(0.11)
Net gain (loss) from securities (both realized and unrealized)	1.00	1.57		2.86		(0.56)		(0.69)
Total from operations	0.91	1.01		2.61		(0.70)		(0.80)

Distributions to shareholders from:
Net investment income	—	—		—		—		(0.01)
Return of capital	—	(0.52)		—		—		(0.08)
Net realized gains	—	(1.66)		—		—		(0.09)
Total distributions	—	(2.18)		—		—		(0.18)

Net Asset Value, End of Year	$10.78	$9.87		$11.04		$8.43		$9.13

Total Return (b)	9.22%	9.41%		30.96%		(7.67)%		(7.92)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$28,087	$25,803		$27,494		$31,045		$44,500
Ratio to average net assets:
Expenses, Gross (c)	2.33%	5.89	% (e)	3.89	% (e)	2.77	% (e)	2.19	% (e)
Expenses, Net of Waiver/Reimbursement (c)	1.54%	5.14	% (e)	3.14	% (e)	2.02	% (e)	1.59	% (e)
Net investment loss, Net of Waiver/Reimbursement (c)(d)	(1.01)%	(4.69	)% (e)	(2.81	)% (e)	(1.55	)% (e)	(1.06	)% (e)
Portfolio turnover rate	32%	62%		29%		40%		89%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Does not include income and expenses of investment companies or private investments in which the Fund invests, which could be significant.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratios include the income and expenses of Global Aggressive Strategy LLC, which was consolidated beginning September 5, 2012. See Note 1.

See accompanying notes to financial statements.

THE FX STRATEGY FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout the years presented.

		For the		For the		For the		For the
	For the	Year Ended		Year Ended		Year Ended		Year Ended
	Year Ended	December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012
	December 31, 2016	Consolidated		Consolidated		Consolidated		Consolidated
Class A
Net Asset Value, Beginning of Year	$9.86	$11.04		$8.43		$9.14	(f)	$10.11
Decrease From Operations:
Net investment loss (a)	(0.10)	(0.56)		(0.25)		(0.14)		(0.10)
Net gain (loss) from securities (both realized and unrealized)	1.04	1.56		2.86		(0.57)		(0.69)
Total from operations	0.94	1.00		2.61		(0.71)		(0.79)

Distributions to shareholders from:
Net investment income	—	—		—		—		(0.01)
Return of capital	—	(0.52)		—		—		(0.08)
Net realized gains	—	(1.66)		—		—		(0.09)
Total distributions	—	(2.18)		—		—		(0.18)

Net Asset Value, End of Year	$10.80	$9.86		$11.04		$8.43		$9.14	(e)

Total Return (b)	9.53%	9.30%		30.96%		(7.67)%		(7.90)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$175	$4,352		$16,473		$19,551		$35,420
Ratio to average net assets:
Expenses, Gross (c)	2.04%	5.61	% (f)	3.64	% (f)	2.52	% (f)	1.94	% (f)
Expenses, Net of Waiver/Reimbursement (c)	1.54%	5.11	% (f)	3.14	% (f)	2.02	% (f)	1.57	% (f)
Net investment loss, Net of Waiver/Reimbursement (c)(d)	(1.01)%	(4.69	)% (f)	(2.78	)% (f)	(1.55	)% (f)	(1.05	)% (f)
Portfolio turnover rate	32%	62%		29%		40%		89%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Does not include income and expenses of investment companies or private investments in which the Fund invests, which could be significant.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The NAV shown above differs from the traded NAV on December 31, 2012 due to financial statement rounding and/or financial statement adjustments. Total returns are calculated using the traded NAV on December 31, 2012 which was $9.13.

(f)	Ratios include the income and expenses of Global Aggressive Strategy LLC, which was consolidated beginning September 5, 2012. See Note 1.

See accompanying notes to financial statements.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

The FX Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund currently offers Class I and Class A shares. Class I commenced operations on February 25, 2011. Class A commenced operations on August 3, 2011. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include the results of operations of Global Aggressive Strategy LLC (“GAS”) for the period from January 1, 2015 through December 30, 2015. GAS is a Delaware limited liability company that was organized as a limited liability company on September 15, 2008 and was inactive for a period of time after all the investor member shares were redeemed in December 2010. In July 2012, GAS issued a revised offering memorandum. The first member shares pursuant to the revised offering memorandum were issued in September 2012 and the company resumed investing operations in that month. GAS’s operations are subject to regulation under the Commodity Exchange Act, administered by the Commodity Futures Trading Commission (“CFTC”). GAS is a “commodity pool,” as defined in CFTC regulations. The general manager of GAS is P/E Global LLC (“Manager”) and is registered with the Securities and Exchange Commission as an investment adviser. The Manager is also registered with the CFTC as a commodity pool operator and commodity trading adviser. The Manager has selected P/E Investments LLC (the “Trading Advisor”), a related entity, as GAS’s trading adviser. Beginning September 5, 2012 through December 30, 2015, The Fund was a non-voting member of GAS and owned 100% of its outstanding net assets of GAS. On December 30, 2015, the Fund sold all of its position in GAS and, therefore, no longer is required to report its assets and liabilities on a consolidated basis. All inter-company balances, revenues, and expenses have been eliminated in consolidation of the Statement of Operations, Changes in Net Assets, and Financial Highlights for the year ended December 31, 2015.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The Fund’s investments in private investment funds are presented at fair value as determined by the adviser. The Fund’s private investment funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. In accordance with GAAP, as a practical expedient, the fair value of the Fund’s ownership in private investment funds is determined based on the Fund’s pro-rata interest in the net assets of each private investment fund. The private investment funds value their underlying investments at fair value in accordance with policies established by such private investment funds, as described in each of their financial statements and offering memorandums. The Fund’s valuation method utilizes financial information supplied by each private investment fund and is net of management and incentive fees or allocations payable to the private investment fund’s manager pursuant to the private investment fund’s pertinent agreements.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair valuation team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund invests in swaps that are subject to currency risk and counterparty risk in the normal course of pursuing its investment objective. These investments are based on a proprietary foreign exchange model developed by P/E Investments (the “FX Model”) to capture returns related to trends in currency exchange rates. These swaps are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statement of Operations. The Fund segregates cash of $2,400,000 as disclosed on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net unrealized appreciation to the extent that that amount is positive. As of December 31, 2016, the net change in unrealized depreciation on the swap contract was $15,815. The unrealized depreciation on swap contracts is disclosed on the Statements of Assets and Liabilities. For the year ended December 31, 2016, the Fund had realized gain of $1,266,014 from the swap contract, as disclosed on the Statement of Operations. For the year ended December 31, 2016, the average notional volume on swaps was $10,200,000.

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts. During the year ended December 31, 2016, the Fund is subject to a master netting arrangement for the swaps. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2016. The Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other master netting agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties. These agreements may allow a Fund and a counterparty to offset certain derivative instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. To the extent amounts due to a Fund from a counterparty are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Liabilities

		Gross Amounts	Net Amounts of
		Offset in the	Liabilities
	Gross Amounts of	Statement of	Presented in the		Financial
	Recognized	Assets &	Statement of Assets		Instruments
Description	Liabilities	Liabilities	& Liabilities		Pledged (2)(3)	Net Amount
Unrealized depreciation on Swap Contract	$15,815	$—	$15,815	(1)	$15,815	$—
Total	$15,815	$—	$15,815		$15,815	$—

(1)	Net unrealized depreciation as presented in the Portfolio of Investments.

(2)	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable

(3)	The table above does not include additional cash collateral pledged to the counterparty. Additional collateral pledged as of December 31, 2016 was $2,384,185.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Fund’s assets and liabilities measured at fair value:

Assets +	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,612,785	$—	$—	$3,612,785
Mutual Funds	5,464,323	—	—	5,464,323
Money Market Fund	3,672,129	—	—	3,672,129
Total	$12,749,237	$—	$—	$12,749,237
Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$—	$(15,815)	$—	$(15,815)
Total	$—	$(15,815)	$—	$(15,815)

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of any levels during the current period presented. It is the Fund’s policy to record transfers into or out of all levels at the end of the reporting period.

+	See Portfolio of Investments for industry classification.

The Fund's investments in Underlying Funds are measured at net asset value per share (or its equivalent) as a practical expedient. The following table summarizes the Underlying Funds held by the Fund as of December 31, 2016.

		Unfunded	Redemptions	Withdrawal
	Fair Value	Commitments	Frequency	Restrictions
FX Strategy LLC (a)	5,883,411	—	Daily	None
P/E Funds Ltd. - The Global Aggressive Fund Class F2 (b)	6,269,672	—	Daily	None

(a)

The investment objective of FX Strategy LLC (FX) is for the Trading Advisor to leverage extensive experience in portfolio management, asset allocation, market analysis and risk management to generate strong risk-adjusted returns by investing globally on a long/short basis. The PE Investment's style is quantitative, based on fundamental macroeconomic and financial factors. FX invests in a diversified portfolio of foreign exchange futures and may also invest in forwards, swaps, U.S. Treasury bills, money market securities, and cash or cash equivalents. FX has liimited transferability as it is not on a publicly traded market.

(b)

The Investment strategy for P/E Funds Ltd (PE Fund) is to implement various strategies employed by the P/E Global LLC, maximising absolute return for investors by achieving strong risk adjusted returns. PE Fund will invest proceeds in a master fund of similar strategy named P/E FX Master Fund, Ltd. which primarily invests in foreign currency futures and U.S. Governmenal securities. P/E Fund has limited transferability as it is not a publicly traded market.

In accordance with its investment objective and through its exposure to derivative instruments, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and currency risk. Market risk results from adverse changes in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Leverage Risk: Using derivatives to increase the Fund’s or an Underlying Fund’s combined long and short currency exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2013 to December 31, 2015, or expected to be taken in the Fund’s December 31, 2016 year end tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Deposits with Brokers – The Fund deposits funds with Societe Generale (NewEdge) UK, Ltd. and Interactive Brokers subject to CFTC regulations and various exchange and broker requirements. A certain amount of cash balances and investments are required to be held by the brokers to meet margin requirements for futures contract positions and swap contract positions. Margin requirements are satisfied by the deposit of cash and the U.S. Treasury Bills with such brokers. Deposit with Brokers at December 31, 2016 represents both partially restricted deposits required to meet margin and other brokers or regulatory requirements, and excess funds not required for margin. The Fund earns interest income on its deposits with the brokers. Amounts in excess of the margin requirement may be withdrawn by the Fund at any time. The Fund had $2,400,000 on deposit as collateral for swap contracts as of December 31, 2016, and $6,137 on deposit for futures trading.

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

Futures – The Fund engages in the speculative trading of foreign currency futures contracts and is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Futures contracts are valued daily and unrealized gains or losses are recorded as unrealized appreciation or depreciation on the statement of assets and liabilities. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. The Fund has credit risk for the account balance due from its broker. The broker, as the Fund’s futures commission merchant, is required by the regulations of the CFTC to separately account for and segregate all assets belonging to customers for the domestic trading of futures and is prohibited from commingling these assets with its own. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. During the year ended December 31, 2016, the Fund had net realized loss of $133,775 and an increase in unrealized depreciation of $102,756 on futures contracts subject to foreign currency exchange risk. Such amounts are disclosed on the Statement of Operations. For the year ended December 31, 2016, the average number of contracts done during the year was 55, however, none were held at year end.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $11,315,000 and $6,496,772, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Traub Capital Management, LLC serves as the Fund’s investment adviser (the “Adviser”).

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2016, the Adviser earned $266,252 of advisory fees, of which $12,337 was due as of December 31, 2016.

The Adviser has contractually agreed to waive a portion of its management fee through April 30, 2017 so that such fees do not exceed 0.50% of the Fund’s average daily net assets. The total management fees contractually waived

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

by the Adviser for the year ended December 31, 2016, amounted to $133,126. These waivers are not subject to recoupment.

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“Plans”), for Class I and Class A shares, respectively. Pursuant to Rule 12b-1 under the 1940 Act, the Plans provide that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% of the average daily net assets for each of Class I and Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser. For the year ended December 31, 2016, pursuant to the Plans, Class I shares accrued $60,175; however, the Distributor voluntarily waived all 12b-1 fees for the year ended December 31, 2016. No fees were paid for Class A shares as the Plan was inactive for Class A shares during the year ended December 31, 2016.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the year ended December 31, 2016, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers. In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency related services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no Fund distributions for the year ended December 31, 2016. The tax character of Fund distributions for the year ended December 31, 2015 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2016	December 31, 2015
Ordinary Income	$—	$238,907
Long-Term Capital Gain	—	3,811,329
Return of Capital	—	1,267,302
	$—	$5,317,538

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,743,988	$199,636	$—	$—	$—	$(16,252)	$1,927,372

THE FX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2016

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income, and net realized gain (loss) from security transactions is primarily attributable to the tax deferral of losses on wash sales, tax adjustments for partnerships, and the mark-to-market on passive foreign investment companies and swap contracts.

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships and swaps, resulted in reclassification for the year ended December 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$64,042	$471,743	$(535,785)

6.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The FX Strategy Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The FX Strategy Fund (the “Fund”), a series of Northern Lights Fund Trust, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We did not audit the financial statements of Global Aggressive Strategy LLC, a wholly owned subsidiary through December 30, 2015, which statements reflect 66.2% of the net increase in net assets resulting from operations for the year ended December 31, 2015. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Global Aggressive Strategy LLC, is based solely on the report of the other auditors.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and private investments’ manager. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other independent registered public accounting firm (for periods noted as December 31, 2015 and prior) provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other independent registered public accounting firm (for periods noted as December 31, 2015 and prior), the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The FX Strategy Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 13, 2017

THE FX STRATEGY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
December 31, 2016

As a shareholder of the Fund you incur (i) transaction costs (for Class A) and (ii) ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During the Period*
	(7/1/16)	(12/31/16)	(7/1/16 to 12/31/16)
Actual
Class I	$1,000.00	$ 1,192.70	$ 9.30
Class A	$1,000.00	$ 1,194.90	$ 8.74
Hypothetical
(5% return before expenses)
Class I	$1,000.00	$ 1016.65	$ 8.56
Class A	$1,000.00	$ 1017.17	$ 8.04

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.69% for Class I and 1.69% for Class A, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 (to reflect the number of days in the year ended December 31, 2016).

THE FX STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

FX Strategy Fund (Adviser – Traub Capital Management, LLC)*

In connection with the regular meeting held on December 6-7, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Traub Capital Management, LLC (“Traub”) and the Trust, with respect to the FX Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Traub manages approximately $102 million in assets while providing investment management and planning services to individuals, and small to mid-sized corporations. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and financial industry experience, noting that Mr. Traub had a long investment career having held high level positions at a major money management firm prior to founding Traub Capital. The Trustees observed that Traub Capital’s investment process utilized a currency model by investing in a commodity pool. The Trustees noted that Traub Capital managed the fixed income portion of the portfolio, primarily investing in short duration bond instruments that provided liquidity and capital protection for the portfolio, while also evaluating other funds and ETFs in the bond fund area for duration and credit risk. The Trustees acknowledged Traub Capital’s assertion that the main strategy risk for the Fund was failure of the currency model to perform, which Traub Capital attempted to mitigate with its on-going due-diligence of the CTA and the model. The Trustees acknowledged that Traub Capital had remained consistent with its investment process, noting that this hedge fund strategy in a unique asset class could add value and diversification to an overall portfolio. The Trustees concluded that Traub Capital should continue to provide quality service to the Fund and shareholders.

Performance. The Trustees noted that the Fund reported a negative return for the previous one-year period. They further noted that during the one-year period, the Fund underperformed its adviser selected benchmark, its peer group, and its assigned Morningstar category. The Trustees noted however, that the Fund’s performance during this period was uncharacteristic as it had consistently outperformed its benchmark the LIBOR 3-month Index, and Morningstar category over two, three, and five-year periods. The Trustees discussed the fact that the adviser’s main position during this past year which was being long in the dollar versus the euro had been a substantial drag on performance. The Trustees concluded that despite this year’s returns, the adviser had demonstrated consistent performance in managing the Fund and should be given the opportunity to continue implementing the Fund’s strategy for the benefit of shareholders.

Fees and Expenses. The Trustees noted the adviser charged an advisory fee of 1.00%, but after waiver the fee was 0.50% for the last one-year period. They compared the advisory fee, relative to the

THE FX STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Fund’s peer group and Morningstar Category, and noted that the contractual fee was higher than both, but well within the range for each. The Trustees considered the Fund’s net expense ratio, and they noted that it was lower than its peer group average and its Morningstar category average. After further discussion, the Trustees concluded the advisory fee was not unreasonable given the size of the Fund and the level of services provided by the adviser.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services rendered to the Fund. They noted the adviser’s willingness to discuss breakpoints when the Fund reached a certain asset level. They concluded that based on the Fund’s current asset size and profit level, and the Trustee’s reasonable expectations for Fund growth, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser realized a very modest profit in connection with its relationship to the Fund in terms of actual dollars retained. The Trustees concluded the adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of The FX Strategy Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

The FX Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014) previously, Altegris KKR Commitments Fund (2014-2016)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017) and Altegris KKR Commitments Fund (2014-2016).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015); AdvisorOne Funds (2004-2013); Greenwich Advisers Trust (2007- February 2011); ); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007); previously, Lifetime Achievement Mutual Fund, Inc. (2007-2012)

12/31/16 – NLFT_v3

The FX Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary* Since 2017	Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013); Junior Paralegal, Gemini Fund Services, LLC (2008-2010); Legal Assistant, Gemini Fund Services, LLC (2007-2008).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	Mr. Ash resigned from his position as Secretary of the Trust effective February 24, 2017.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

***	As of December 31, 2016, the Trust was comprised of 87 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-397-8728.

12/31/16 – NLFT_v3

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-397-8728 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-397-8728.

INVESTMENT ADVISER
Traub Capital Management, LLC
97 Chapel Street-2nd Floor
Needham, MA 02492

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant's board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $19,000

2015 - $18,000

(b)	Audit-Related Fees

2016 – None

2015 – None

(c)	Tax Fees

2016 – $3,000

2015 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – $3,000

2015 – $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/13/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/13/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/13/17